    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 18, 1995
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)

                            ------------------------

                              FORD HOLDINGS, INC.
                              (NAME OF THE ISSUER)

                              FORD HOLDINGS, INC.
                       FORD HOLDINGS CAPITAL CORPORATION
                               FORD MOTOR COMPANY
                      (NAME OF PERSON(S) FILING STATEMENT)

                            ------------------------

Flexible Rate Auction Preferred Stock  Series A 345277 84 2
  (Exchange)
Flexible Rate Auction Preferred Stock  Series B 345277 83 4
 (Exchange)
Flexible Rate Auction Preferred Stock  Series C 345277 82 6
 (Exchange)
Flexible Rate Auction Preferred Stock  Series D 345277 81 8
 (Exchange)
Flexible Rate Auction Preferred Stock  Series E 345277 79 2
 (Exchange)
Flexible Rate Auction Preferred Stock  Series F 345277 78 4
 (Exchange)
Flexible Rate Auction Preferred Stock  Series G 345277 77 6
 (Exchange)
Flexible Rate Auction Preferred Stock  Series H 345277 76 8
 (Exchange)
Flexible Rate Auction Preferred Stock  Series I 345277 75 0
 (Exchange)
Flexible Rate Auction Preferred Stock  Series J 345277 74 3
 (Exchange)
Flexible Rate Auction Preferred Stock  Series K 345277 73 5
 (Exchange)
(TITLE OF CLASS OF SECURITIES)         (CUSIP NUMBER OF
                                       CLASS OF SECURITIES)
Flexible Rate Auction Preferred Stock Series L  345277 63 6
Flexible Rate Auction Preferred Stock Series M  345277 62 8
Flexible Rate Auction Preferred Stock Series N  345277 61 0
Flexible Rate Auction Preferred Stock Series O  345277 59 4
Flexible Rate Auction Preferred Stock Series P  345277 58 6
Series A Cumulative Preferred Stock             345277 72 7*
Series B Cumulative Preferred Stock             345277 68 5*
Series C Cumulative Preferred Stock             345277 66 9*
Series D Cumulative Preferred Stock             345277 64 4*
(TITLE OF CLASS OF SECURITIES)         (CUSIP NUMBER OF
                                       CLASS OF SECURITIES)

-------------------------

* CUSIP Number relates to Depositary Shares representing 1/4,000 of a share of the corresponding series of Preferred Stock.

                            ------------------------

                            JOHN M. RINTAMAKI, ESQ.
                              FORD HOLDINGS, INC.
                               THE AMERICAN ROAD
                                   ROOM 1187
                               DEARBORN, MI 48121
                                 (313) 322-3000
(Name, address and telephone number of persons authorized to receive notices and communications on
                   behalf of the person(s) filing statement)

This statement is filed in connection with (check the appropriate box):
     a./X/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e3(c) under the Securities Exchange Act of 1934.
     b./ / The filing of a registration statement under the Securities Act of
           1933.
     c./ / A tender offer.
     d./ / None of the above.

Check the following box if soliciting materials or an information statement referred to in checking box (a) are preliminary copies: /X/

                           CALCULATION OF FILING FEE

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             TRANSACTION VALUATION                             AMOUNT OF FILING FEE
-------------------------------------------------------------------------------------------------
                $1,988,693,000*                                      $397,739
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

* The Transaction Valuation was determined by adding (i) 19,764, the number of shares to be cashed out, multiplied by the $100,000 liquidation preference to be paid per share; plus (ii) an amount equal to the aggregate amount of dividends that will accumulate on the Preferred Stock through the date on which the merger consideration is anticipated to be paid.

/ / Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
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

                                  INTRODUCTION

     The following is a cross reference sheet pursuant to General Instruction F of Schedule 13E-3 showing the location of the information required by Schedule 13E-3 in the Preliminary Information Statement of Ford Holdings, Inc. ("Ford Holdings" or the "Company") as filed with the Securities and Exchange Commission on the date hereof. All of the information contained in the referenced portions of such Preliminary Information Statement (identified by the captions thereof) are hereby incorporated by reference.

                             CROSS-REFERENCE SHEET

           ITEM NUMBER AND CAPTION                    LOCATION IN INFORMATION STATEMENT
---------------------------------------------   ----------------------------------------------
 1. ISSUER AND CLASS OF SECURITY SUBJECT TO
    THE TRANSACTIONS
       Item 1(a).............................   Outside Front Cover Page of the Information
                                                Statement; Notice of Special Meeting of
                                                Stockholders.
       Item 1(b).............................   Outside Front Cover Page of the Information
                                                Statement; GENERAL -- Voting Rights.
       Item 1(c) and (d).....................   MARKET PRICE AND DIVIDENDS.
       Item 1(e).............................   RECENT PUBLIC OFFERINGS OF PREFERRED STOCK.
       Item 1(f).............................   Not Applicable.
 2. IDENTITY AND BACKGROUND
       Item 2(a).............................   This Statement is filed by Ford Holdings,
                                                Inc., the issuer of the securities that are
                                                the subject of the Rule 13e-3 transaction,
                                                Ford Holdings Capital Corporation ("FHC") and
                                                Ford Motor Company ("Ford"), each of which is
                                                a Delaware corporation.
       Item 2(b)-(d).........................   DIRECTORS AND EXECUTIVE OFFICERS OF FORD
                                                HOLDINGS, FHC AND FORD.
       Item 2(e).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, has been convicted
                                                in a criminal proceeding (excluding traffic
                                                violations or similar misdemeanors).
       Item 2(f).............................   To the best knowledge of the undersigned, none
                                                of the persons with respect to whom
                                                information is provided in this Statement,
                                                during the last five years, was a party to a
                                                civil proceeding, was or is subject to a
                                                judgment, decree or final order enjoining
                                                further violations of, or prohibiting
                                                activities subject to federal or state securi-
                                                ties laws or finding any violation of such
                                                laws.
       Item 2(g).............................   All of the executive officers of and directors
                                                of Ford Holdings, FHC and Ford are citizens of
                                                the United States, except for Albert Caspers,
                                                who is a citizen of The Federal Republic of
                                                Germany, Michael D. Dingman, who is a citizen
                                                of The Commonweath of the Bahamas, Marie-Josee
                                                Kravis, who is a citizen of Canada and
                                                Switzerland, Jacques A. Nasser, who is a
                                                citizen of Australia, and John A. Oldfield and
                                                Richard Parry-Jones, who are subjects of Great
                                                Britain.

           ITEM NUMBER AND CAPTION                    LOCATION IN INFORMATION STATEMENT
---------------------------------------------   ----------------------------------------------
 3. PAST CONTRACTS, TRANSACTIONS OR
    NEGOTIATIONS
       Item 3(a)(1)..........................   Not Applicable.
       Item 3(a)(2)..........................   THE MERGER.
       Item 3(b).............................   CERTAIN RELATIONSHIPS AND RELATED
                                                TRANSACTIONS.
 4. TERMS OF THE TRANSACTION
       Item 4(a) and (b).....................   THE MERGER.
 5. PLANS OR PROPOSALS OF THE ISSUER OR
    AFFILIATE
       Item 5(a) and (b).....................   GENERAL -- Plans Following the Merger; FI-
                                                NANCING THE TRANSACTION: SOURCES AND AMOUNT OF
                                                FUNDS -- Refinancing Plans.
       Item 5(c).............................   GENERAL -- Plans Following the Merger.
       Item 5(d).............................   Outside Front Cover Page of the Information
                                                Statement; SPECIAL FACTORS -- Certain Other
                                                Effects of the Merger.
       Item 5(e).............................   GENERAL -- Plans Following the Merger.
       Item 5(f)-(g).........................   SPECIAL FACTORS -- Certain Other Effects of
                                                the Merger.
 6. SOURCE AND AMOUNTS OF FUNDS OR
    OTHER CONSIDERATION
       Item 6(a).............................   FINANCING THE TRANSACTION: SOURCES AND AMOUNT
                                                OF FUNDS.
       Item 6(b).............................   FEES AND EXPENSES.
       Item 6(c)(1) and (2)..................   FINANCING THE TRANSACTION: SOURCES AND AMOUNT
                                                OF FUNDS -- Source of Funds; -- Refinancing
                                                Plans.
       Item 6(d).............................   FINANCING THE TRANSACTION: SOURCES AND AMOUNT
                                                OF FUNDS -- Source of Funds.
 7. PURPOSE(S), ALTERNATIVES, REASONS AND
    EFFECTS
       Item 7(a)-(c).........................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger.
       Item 7(d).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Certain Other Effects of
                                                the Merger; -- Certain Tax Consequences of the
                                                Merger; GENERAL -- Interests of Certain
                                                Persons in the Merger.
 8. FAIRNESS OF THE TRANSACTION
       Item 8(a).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Fairness of the Merger; --
                                                Opinion of the Company's Legal Advisors;
                                                GENERAL -- Recommendation of the Board of
                                                Directors.
       Item 8(b).............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; -- Fairness of the Merger; --
                                                Opinion of the Company's Legal Advisors.

           ITEM NUMBER AND CAPTION                    LOCATION IN INFORMATION STATEMENT
---------------------------------------------   ----------------------------------------------
       Item 8(c).............................   GENERAL -- Voting Rights; -- Stockholder
                                                Approval of the Merger; SPECIAL FACTORS --
                                                Fairness of the Merger.
       Item 8(d) and (e).....................   SPECIAL FACTORS -- Fairness of the Merger.
       Item 8(f).............................   No other offer received or considered.
 9. REPORTS, OPINIONS, APPRAISALS AND
    CERTAIN NEGOTIATIONS
       Item 9(a) and (b).....................   SPECIAL FACTORS -- Fairness of the Merger; --
                                                Opinion of the Company's Legal Advisors.
       Item 9(c).............................   Attachment D to the Information Statement.
10. INTEREST IN SECURITIES OF THE ISSUER
       Item 10(a)............................   SPECIAL FACTORS -- Background of and Reasons
                                                for the Merger; GENERAL -- Interests of
                                                Certain Persons in the Merger; STOCK OWNERSHIP
                                                OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
       Item 10(b)............................   Not Applicable.
11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS
    WITH RESPECT TO THE ISSUER'S
    SECURITIES...............................   GENERAL -- Voting Rights; THE MERGER;
                                                FINANCING THE TRANSACTION: SOURCES AND AMOUNT
                                                OF FUNDS -- Sources of Funds.
12. PRESENT INTENTION AND RECOMMENDATION
    OF CERTAIN PERSONS WITH REGARD TO THE
    TRANSACTION
       Item 12(a)............................   Outside Front Cover Page of the Information
                                                Statement; INTRODUCTION -- The Special
                                                Meeting; SPECIAL FACTORS -- Fairness of the
                                                Merger; GENERAL -- Stockholder Approval of the
                                                Merger.
       Item 12(b)............................   SPECIAL FACTORS -- Fairness of the Merger;
                                                GENERAL -- Recommendation of the Board of
                                                Directors.
13. OTHER PROVISIONS OF THE TRANSACTION
       Item 13(a)............................   Outside Front Cover Page of the Information
                                                Statement; INTRODUCTION -- The Special
                                                Meeting; APPRAISAL RIGHTS.
       Item 13(b)............................   Not Applicable.
       Item 13(c)............................   Not Applicable.
14. FINANCIAL INFORMATION
       Item 14(a)............................   INCORPORATION BY REFERENCE.
       Item 14(b)............................   Not Applicable.
15. PERSONS AND ASSETS EMPLOYED, RETAINED
    OR UTILIZED
       Item 15(a)............................   FEES AND EXPENSES.
       Item 15(b)............................   Not Applicable.

           ITEM NUMBER AND CAPTION                    LOCATION IN INFORMATION STATEMENT
---------------------------------------------   ----------------------------------------------
16. ADDITIONAL INFORMATION...................   NOTICE OF TERMINATION OF DIVIDEND REINVESTMENT
                                                AND STOCK PURCHASE PLANS.
17. MATERIAL TO BE FILED AS EXHIBITS
       Item 17(a)............................   Exhibit 10 -- Form of Loan Agreement.
       Item 17(b)............................   Included as Attachment D (Opinion of Morris,
                                                Nichols, Arsht & Tunnell) to the Information
                                                Statement filed as Exhibit 20.
       Item 17(c)............................   Included as Attachment A (Agreement and Plan
                                                of Merger) to the Information Statement filed
                                                as Exhibit 20.
       Item 17(d)............................   Exhibit 20 -- Information Statement.
       Item 17(e)............................   Included as Attachment C (General Corporation
                                                Law of Delaware Section 262 Appraisal Rights)
                                                to the Information Statement filed as Exhibit
                                                20.
       Item 17(f)............................   Not Applicable.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

Date: October 18, 1995



FORD HOLDINGS, INC.


By: /s/ J.M. RINTAMAKI
------------------------------------
   J.M. Rintamaki
   Secretary


FORD MOTOR COMPANY


By: /s/ J.M. RINTAMAKI
------------------------------------
   J.M. Rintamaki
   Secretary



FORD HOLDINGS CAPITAL CORPORATION


By: /s/ T.J. DEZURE
------------------------------------
   T.J. DeZure
   Secretary

                                 EXHIBIT INDEX

ITEM NUMBER                                     DESCRIPTION
------------    ----------------------------------------------------------------------------
  99.17(a)      Exhibit 10 -- Form of Loan Agreement.
  99.17(b)      Included as Attachment D (Opinion of Morris, Nichols, Arsht & Tunnell) to
                the Information Statement filed as Exhibit 20.
  99.17(c)      Included as Attachment A (Agreement and Plan of Merger) to the Information
                Statement filed as Exhibit 20.
  99.17(d)      Exhibit 20 -- Information Statement.
  99.17(e)      Included as Attachment C (General Corporation Law of Delaware Section 262
                Appraisal Rights) to the Information Statement filed as Exhibit 20.
  99.17(f)      Not Applicable.